FORM 13F INFORMATION TABLE
                           SATELLITE ASSET MANAGEMENT
                       FOR QUARTER ENDED DECEMBER 31, 2001

Name of Issuer            Title of Class  CUSIP     Value (x  Shrs or prn  SH/  Put/Call  Investment   Other      Voting Authority
--------------            --------------  -----     --------- ------------ ---  --------  -----------  -----      ----------------
                                                     $1000)      amt       PRN            Discretion  Managers
                                                                                                                Sole   Shared  None


IMMUNEX CORP NEW          COM            452528102  15,410    556,100   SH                 SOLE                 556,100

 REPORT
 SUMMARY:  1 DATA RECORD                            15,410          0 OTHER MANAGERS ON WHOSE BEHALF REPORT IS FILED